UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                                          May 10, 2005

OPTION CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19878	36-3791193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Half Day Road, Suite 300 Buffalo Grove, Illinois	60089
(Address of Principal Executive Offices)	(Zip Code)

(847) 465-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition.

On May 10, 2005, Option Care, Inc. issued a press release announcing the financial results for its fiscal quarter ended March 31, 2005.  The press release further announced the declaration of a $0.02 per share dividend.  The full text of this press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01:  Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Option Care Press Release dated May 10, 2005 regarding financial results for the quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTION CARE, INC.

	By:	/s/ Paul Mastrapa
Paul Mastrapa
Senior Vice President and Chief Financial Officer

Dated: May 11, 2005